SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________________________________

FORM 8-K

_________________________________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

April 1, 2025

_________________________________________________

SCIENTIFIC INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-6658	04-2217279
(State or other Jurisdiction)	(Commission File Number)	(IRS Employer No.)

80 Orville Drive

Bohemia, New York 11716

(Address of principal executive offices)

(631) 567-4700

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class Trading	Symbol	Name of each exchange on which registered
Common stock $0.5 par value	SCND	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On April 1, 2025, Scientific Industries, Inc. (the “Company”), announced that it has appointed Nicholas Lavacca as its Chief Financial Officer (“CFO”). Reginald Averilla who had served as the Company’s CFO since April 11, 2022, left the Company to pursue other opportunities.

Mr. Lavacca, age 58, brings over 30 years of financial accounting and management experience in both private and public companies.  From January 2022 to March 2025, Mr. Lavacca served as SVP Accounting and Treasury of Innovid Corp., a publicly traded company that provides ad serving and measurement service in the AdTech space. From 2020 to 2022, Mr. Lavacca served as VP Controller for Horizon Media, a privately held company in the marketing and advertising industry. Prior to 2020, Mr. Lavacca served in various financial roles at Omnicom Group, The New York Times Company and Deloitte. Mr. Lavacca received both his BBA in Accounting and MBA in Finance at Hofstra University.  He is a Certified Public Accountant.

There are no family relationships between Mr. Lavacca and any director or executive officer of the Company and there are no transactions between Mr. Lavacca and the Company that would be reportable under Item 404(a) of Regulation S-K.

Upon the commencement of his employment, Mr. Lavacca will receive an annual salary of $200,000 and be eligible to participate in the Company’s annual bonus program. His target bonus will be 10% of his base salary. Mr. Lavacca will be eligible to participate in the Company’s 2022 Equity Incentive Plan.

ITEM 9.01 Financial Statements and Exhibits

(a), (b), (c) not applicable

(d) Exhibits None

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIENTIFIC INDUSTRIES, INC.

Date: April 2, 2025	By:	/s/ Helena R. Santos
Helena R. Santos,
President and Chief Executive Officer

3